P-PSMA-101 is a High-Tscm Autologous CAR-T Targeting PSMA Producing Exceptionally Deep and Durable Responses in Castration-Resistant Metastatic Prostate Cancer (mCRPC) August 31, 2021 Eric Ostertag, MD, PhD CEO, Poseida Therapeutics Exhibit 99.2

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Overview P-PSMA-101 is made using a unique CAR-T platform that results in a product comprised of a high percentage of T stem cell memory (TSCM) cells TSCM cells have bone marrow homing capability that may be particularly relevant to specific solid tumors, such as prostate adenocarcinoma At very low doses, P-PSMA-101 induces deep and durable responses in heavily pretreated mCRPC patients P-PSMA-101 demonstrates a good safety profile with manageable rates of CRS and no neurotoxicity

piggyBac®: A Non-viral DNA Delivery System That Creates High-TSCM CAR-T Products TTAA ITR Insulator Promoter Poly(A) TTAA Insulator ITR Safety Switch CAR Molecule Selection Gene Non-viral gene insertion technology Enables efficient DNA integration & stable expression Multiple safety, timeline and cost benefits Very large cargo capacity (>20X viral systems) Works in a wide variety of cell types (Tscm cells)

Not All T Cells Are Created Equally

The Importance of Stem Cell Memory T Cells (T_{SCM})



LESS DIFFERENTIATED

T_{SCM} Cell
Stem Cell Memory

- Self renewing
- Long lived
- Multipotent

T_{CM} Cell
Central Memory

T_{EM} Cell
Effector Memory

MORE DIFFERENTIATED

T_{EFF} Cell
Effector T Cell

STEMNESS MATTERS
Products with High % of T_{SCM} Cells

- Strong correlation with best responses in the clinic
- More gradual tumor killing with less toxicity
- Better duration of response and potential for re-response
- **T_{SCM} engrafts in bone marrow – key to CAR-T success in solid tumors**



Total CD4
Total CD8
CXCR4
CLA
CXCR4
CLA
P-PSMA-101 clinical products (N=6)
Normal PBMC controls (N=2)

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POSEIDA THERAPEUTICS

Phase 1 mCRPC Clinical Trial: P-PSMA-101-001

- Open Label, 3+3 Design, Dose Escalation + RP2D expansion, 40 patients
- Standard 3d lymphodepletion regimen: fludarabine 30 mg/m2 – CTX 300 mg/m2
- Standard response criteria as per PCWG3: PSA, bone scans (BS)/CT, as well as exploratory biomarkers and novel tumor-targeted PET imaging (i.e., PSMA-PET, FDG)
- Key Inclusion Criteria: mCRPC, measurable disease, received a CYP17 inhibitor or second-generation antiandrogen therapy and a taxane, and adequate organ function
- Key Exclusion Criteria: 2nd malignancy, active infection, significant autoimmune, CNS, cardiac, ocular, or liver disease


P-PSMA-101 infusion
Lymphodepletion
Inpatient Monitoring
≤ Week -8
Week -4
Days -5,-4,-3
Day 0
Week 2
PD or 2 years to LTFU
Leukapheresis
Enrollment
Baseline Assessments
Safety, Efficacy, and Biomarker Assessments

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POSEIDA THERAPEUTICS

Demographics & Characteristics (Heavily Pretreated mCRPC Patients) Parameter (n=9) Median (min, max) age, y 71 (57, 79) Median (min, max) time since diagnosis, y 6.4 (1, 23) ECOG (Baseline) PS, n (%), 0/1 6(67) / 3 (33) Median (min, max) prior regimens 6 (3, 15) LHRH agonist/antagonist 9 (100) bicalutamid / flutamide 5 (56) enzalutamide 6 (67) abiraterone 8 (89) taxane 6 (67) PSMA RIT 0 PSMA radioimmunotherapy 0 CAR-T cells administered: Cells/kg Mean (Min/Max) x 106 Patients (#) Dose A: 0.25 x 106 21.4 (19/24)  5 Dose B: 0.75 x 106 59.0 (37/73) 4 6 (3, 15) Median (min, max) prior regimens 3 (3, 33) PSMA bispecific

Pharmacokinetics: Consistently High Expansion Days after infusion -20 0 140 120 100 20 40 80 60 50 102 103 104 105 P-PSMA-101 / ug DNA Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 7 Patient 8 Most patients have significant CAR-T cell expansion in peripheral blood Many CAR-T products show peak expansion between 5-14 days Peak expansion of CAR-Ts often associated with CRS P-PSMA-101 shows peak expansion between 14-28 days P-PSMA-101 reaches peak expansion gradually with little CRS P-PSMA-101 in Peripheral Blood

Marked decreases in PSA and PSMA-PET SUVs Efficacy: Exceptional Anti-Tumor Responses at the Lowest Dose Levels Pt 1 Pt 5 Pt 7 Pt 9 Pt 6 Pt 4 Pt 2 Pt 8 Pt 3 Received dexamethasone after CAR-T cells *central / local results

PK, PSA, PSMA-PET, FDG-PET, Bone Scan (BS) & Pathology Correlate in Response Patient 3: Evidence of Complete Tumor Elimination  68Ga-PSMA-11 (PSMA-PET) FDG-PET BASELINE 4 WEEKS 12 WEEKS BASELINE 12 WEEKS BASELINE 12 WEEKS 50 102 103 104 105 0 10 20 30 40 Days after infusion PSA ng/mL -80 0 120 100 10 30 80 60 20 40 110 90 PSA PSMA-101 copies/ug DNA in peripheral blood P-PSMA-101 copies/ug DNA in bone marrow 70 50 P-PSMA-101 / ug DNA PSMA-PET & FDG-PET Images, BS PSA & PK Tumor SUV: 28.5 8.3 2.8 Liver Background SUV: 8.6 3 8.2 Biopsy of prior bone metastasis: CAR-T cells, bone remodeling and bone marrow, but no tumor cells – presence of CD4+ and CD8+ T cells

Patient 3: Summary 71 year-old male with mCRPC after 4 prior regimens, treated with 22 x 106 (0.25 X 106/kg) P-PSMA-101 CAR-T cells Evidence of potential complete tumor elimination >99% PSA decline with multiple values below 0.2 ng/mL over multiple months = possible PSA complete response Concordant PSMA-PET with SUV for all tumors declining below liver background SUV No evidence of tumor via bone marrow biopsy at site of prior tumor involvement Durable response Patient continues to do exceptionally well clinically more than 5 months post-CAR-T infusion

Early in the clinical course, with multiple response indicators correlating Patient 8: Rapid Marked Response 50 102 103 104 105 0 10 20 30 40 Days after infusion -80 0 120 100 10 30 80 60 20 40 110 90 70 50 P-PSMA-101 / ug DNA BASELINE 4 WEEKS BASELINE 4 WEEKS PSA PSMA-101 copies/ug DNA in peripheral blood P-PSMA-101 copies/ug DNA in bone marrow PSA & PK PSMA-PET Images PSA ng/mL

Adverse Events of Interest: Low Rate of Significant AEs TEAE, n (%) Overall ≥ Grade 3 Dose Limiting Toxicity (DLT) 1 (11%) 1 (11%) Cytokine Release Syndrome (CRS)/transaminitisa 4 (44%) 1 (11%) CAR-T Related Encephalopathy Syndrome (CRES) 0 0 Neutropenia/Neutrophil count decreasedb 3 (33%) 3 (33%) Thrombocytopenia/Platelet count decreasedb 3 (33%) 2 (22%) Anemia 2 (22%) 1 (11%) Infection     Overall 2 (22%) 1 (11%)     First month 2 (22%) 1 (11%) CRS Rate 4 (44%) Cytokine Release Syndrome (CRS)/transaminitisa 1 (11%) 0 CAR-T Related Encephalopathy Syndrome (CRES) 0 Treatment-Emergent Adverse Events (n=9) a ≥ Grade 3 event was one case of macrophage activation syndrome (MAS) (Grade 4/5) b subject counted once for either term Cytokine Release Syndrome By Cohort

Summary P-PSMA-101 at very low doses induces deep and durable responses in heavily pretreated mCRPC patients Several patients with responses among the best ever described by a CAR-T product in a solid tumor indication Tscm cells have elevated bone homing markers - highly relevant in a bone predominant cancer Good safety profile Only 4 cases of possible CRS observed 3 cases Grade 1/2 managed well with early treatment Only one case of MAS, likely related to non-compliance delaying diagnosis and treatment (Grade 4/5) No cases of neurotoxicity (ICANS/CRES) Poseida’s portfolio includes fully allogeneic CAR-T cells for PSMA and other targets Exceptional Early Efficacy with Novel Anti-PSMA CAR-T Cell Product

With the greatest appreciation to the patients Acknowledgements P-PSMA-101-001 Investigators Memorial Sloan-Kettering Cancer Center Susan F. Slovin, M.D., Ph.D. City of Hope Tanya Dorff, M.D. Sarah Cannon Research Institute - HealthOne Denver Gerald Falchook, M.D. Dana-Farber Cancer Institute Xiao Wei, M.D. Massachusetts General Hospital Xin Gao, M.D. University of California at San Francisco (UCSF) David Oh, M.D. University of California at San Diego (UCSD) Rana Mckay, M.D. We would particularly like to recognize the commitment and dedication of the scientists and professionals at Poseida who made this possible.

Thank You The Next Wave of Cell & Gene Therapies with the Capacity to Cure